Global Recruiter Summit Exhibit 99.2 Accelerating Performance IN THE HUMAN AGE ManpowerGroup Fourth Quarter Results January 131, 2019 Corporate Governance Overview

ManpowerGroupFORWARD 2018- LOOKINGSecond Quarter STATEMENT Results Global Recruiter Summit This presentation contains statements, including financial projections, that are forward-looking in nature. These statements are based on managements’ current expectations or beliefs, and are subject to known and unknown risks and uncertainties regarding expected future results. Actual results might differ materially from those projected in the forward-looking statements. Additional information concerning factors that could cause actual results to materially differ from those in the forward-looking statements is contained in the ManpowerGroup Inc. Annual Report on Form 10-K dated December 31, 2017, which information is incorporated herein by reference, and such other factors as may be described from time to time in the Company’s SEC filings. Any forward-looking statements in this presentation speak only as of the date hereof. The Company assumes no obligation to update or revise any forward-looking statements. We reference certain non-GAAP financial measures, which we believe provide useful information for investors. We include a reconciliation of these measures, where appropriate, to GAAP on the Investor Relations section of our website at manpowergroup.com. January 2019 2 ManpowerGroup

ManpowerGroup 2018 2018 Fourth Second Quarter Quarter Results Results Global Recruiter Summit Consolidated Financial Highlights As Reported Q4 Financial Highlights 4% Revenue $5.4B 1% CC 30 bps Gross Margin 16.3% 8% Operating Profit $218M 4% CC 20 bps OP Margin 4.0% 21% EPS $2.54 18% CC Throughout this presentation, the difference between reported variances and Constant Currency (CC) variances represents the impact of changes in currency on our financial results. Constant Currency is further explained in the Form 10-K on our Web site. January 2019 3 ManpowerGroup

ManpowerGroup 2018 2018 Fourth Second Quarter Quarter Results Results Global Recruiter Summit Consolidated Financial Highlights As Excluding Reported Restructuring 2018 Financial Highlights Costs(1) 5% 5% Revenue $22.0B 2% CC 2% CC 30 bps 30 bps Gross Margin 16.3% 1% 1% Operating Profit $797M 0% CC 0% CC ($836M excluding restructuring costs) 20 bps 10 bps OP Margin 3.6% (3.8% excluding restructuring costs) 6% 7% EPS $8.56 5% CC 5% CC ($9.02 excluding restructuring costs) (1) Excludes the impact of restructuring costs of $39.3M ($29.9M net of tax) in H1 2018 and $34.5M ($27.8M net of tax) in H1 2017. January 2019 4 ManpowerGroup

ManpowerGroup 2018 2018 Fourth Second Quarter Quarter Results Results Global Recruiter Summit EPS Bridge – Q4 vs. Guidance Midpoint +0.06 +0.09 -0.06 +0.04 +0.10 $2.54 +0.12 $2.44 $2.48 $2.19 Q4 Operational NL Language Other Income Currency Tax Rate WAS Q4 Reported Guidance Performance Translation (26.1% vs 27.5%) Midpoint business sale gain January 2019 5 ManpowerGroup

ManpowerGroup 2018 2018 Fourth Second Quarter Quarter Results Results Global Recruiter Summit Consolidated Gross Margin Change -0.3% 16.6% 16.3% Q4 2017 Staffing/Interim Q4 2018 January 2019 6 ManpowerGroup

ManpowerGroup 2018 2018 Fourth Second Quarter Quarter Results Results Global Recruiter Summit Business Line Gross Profit – Q4 2018(1) $880M Growth 3% -7% -4% CC 14% -4% -1% CC 63% -2% 20% 2% CC -7% -5% CC -6% -2% CC █ Manpower █ Experis █ ManpowerGroup Solutions █ Right Management █ ManpowerGroup – Total (1) Business line classifications can vary by entity and are subject to change as service requirements change. January 2019 7 ManpowerGroup

ManpowerGroup 2018 2018 Fourth Second Quarter Quarter Results Results Global Recruiter Summit SG&A Expense Bridge – Q4 YoY (in millions of USD) -22.3 697.1 +1.4 -5.4 -8.4 662.4 Q4 2017 Currency Acquisitions Operational Impact NL Language Q4 2018 Translation business sale gain 12.4% 12.3% % of Revenue % of Revenue January 2019 8 ManpowerGroup

ManpowerGroup 2018 2018 Fourth Second Quarter Quarter Results Results Global Recruiter Summit Americas Segment (19% of Revenue) As Reported Q4 Financial Highlights 3% Revenue $1.0B 2% CC 8% OUP $53M 3% CC 30 bps OUP Margin 5.1% Operating Unit Profit (OUP) is the measure that we use to evaluate segment performance. OUP is equal to segment revenues less direct costs and branch and national headquarters operating costs. January 2019 9 ManpowerGroup

ManpowerGroup 2018 2018 Fourth Second Quarter Quarter Results Results Global Recruiter Summit Americas – Q4 Revenue Growth YoY % of Segment Average Daily Revenue Revenue Growth - CC -5% US 61% -5% -5% 4% Mexico 14% 9% 5% -46% Argentina 3% 14% 2% (1) 11% Other 22% 17% Revenue Growth Revenue Growth - CC (1) On an organic basis, revenue for Other increased 6% (12% in constant currency). January 2019 10 ManpowerGroup

ManpowerGroup 2018 2018 Fourth Second Quarter Quarter Results Results Global Recruiter Summit Southern Europe Segment (43% of Revenue) As Reported Q4 Financial Highlights 4% Revenue $2.3B 1% CC 5% OUP $127M 2% CC 10 bps OUP Margin 5.5% January 2019 11 ManpowerGroup

ManpowerGroup 2018 2018 Fourth Second Quarter Quarter Results Results Global Recruiter Summit Southern Europe – Q4 Revenue Growth YoY % of Segment Average Daily Revenue Revenue Growth - CC -5% France -3% 62% -2% -6% 18% Italy -5% -3% -6% 7% Spain -5% -3% 1% 13% Other 6% Revenue Growth Revenue Growth - CC January 2019 12 ManpowerGroup

ManpowerGroup 2018 2018 Fourth Second Quarter Quarter Results Results Global Recruiter Summit Northern Europe Segment (24% of Revenue) As Reported Q4 Financial Highlights 10% Revenue $1.3B 7% CC 10% OUP $41M 6% CC 0 bps OUP Margin 3.2% January 2019 13 ManpowerGroup

ManpowerGroup 2018 2018 Fourth Second Quarter Quarter Results Results Global Recruiter Summit Northern Europe – Q4 Revenue Growth YoY % of Segment Average Daily Revenue Revenue Growth - CC UK -6% 31% -3% -4% -21% Germany 18% -18% -21% -5% Nordics 2% 21% 1% -16% Netherlands -15% 13% -13% -2% 9% Belgium 1% 1% 8% Other -8% -1% Revenue Growth Revenue Growth - CC January 2019 14 ManpowerGroup

ManpowerGroup 2018 2018 Fourth Second Quarter Quarter Results Results Global Recruiter Summit APME Segment (13% of Revenue) As Reported Q4 Financial Highlights 5% Revenue $732M 9% CC 3% OUP $27M 0% CC 30 bps OUP Margin 3.7% January 2019 15 ManpowerGroup

ManpowerGroup 2018 2018 Fourth Second Quarter Quarter Results Results Global Recruiter Summit APME – Q4 Revenue Growth YoY Average Daily % of Segment Revenue Growth - CC Revenue 4% 32% Japan 2% 4% -8% 19% Australia/NZ -1% -1% 12% 49% Other 17% Revenue Growth Revenue Growth - CC January 2019 16 ManpowerGroup

ManpowerGroup 2018 2018 Fourth Second Quarter Quarter Results Results Global Recruiter Summit Right Management Segment (1% of Revenue) As Reported Q4 Financial Highlights 6% Revenue $50M 4% CC 12% OUP $9M 10% CC 130 bps OUP Margin 18.6% January 2019 17 ManpowerGroup

ManpowerGroup 2018 2018 Fourth Second Quarter Quarter Results Results Global Recruiter Summit Cash Flow Summary – Full Year (in millions of USD) 2018 2017 Net Earnings 557 545 Non-cash Provisions and Other 124 (65) Change in Operating Assets/Liabilities (198) (79) Capital Expenditures (65) (55) Free Cash Flow 418 346 Change in Debt 178 5 Acquisitions of Businesses, including Contingent Considerations, net of cash acquired (28) (46) Other Equity Transactions (14) 16 Repurchases of Common Stock (501) (204) Dividends Paid (127) (124) Effect of Exchange Rate Changes (40) 83 Other 17 15 Change in Cash (97) 91 January 2019 18 ManpowerGroup

ManpowerGroup 2018 2018 Fourth Second Quarter Quarter Results Results Global Recruiter Summit Balance Sheet Highlights Total Debt (in millions of USD) 1,250 1,000 970 1,089 1,079 1,075 750 855 948 825 Total Debt 500 468 418 396 483 Net Debt (Cash) 250 321 227 259 0 -231 125 -250 2014 2015 2016 2017 Q1 Q2 Q3 Q4 2018 Total Debt to Total Capitalization 30% 28% 28% 28% 25% 25% 25% 20% 24% 10% 14% 0% 2014 2015 2016 2017 Q1 Q2 Q3 Q4 2018 January 2019 19 ManpowerGroup

ManpowerGroup 2018 2018 Fourth Second Quarter Quarter Results Results Global Recruiter Summit Debt and Credit Facilities – December 31, 2018 (in millions of USD) Interest Maturity Total Remaining Rate Date Outstanding Available Euro Notes - €500M 1.809% Jun 2026 568 - Euro Notes - €400M 1.913% Sep 2022 457 - (1) Revolving Credit Agreement 3.50% Jun 2023 - 599 (2) Uncommitted lines and Other Various Various 50 269 Total Debt 1,075 868 (1) The $600M agreement requires that we comply with a Leverage Ratio (net Debt-to-EBITDA) of not greater than 3.5 to 1 and a Fixed Charge Coverage Ratio of not less than 1.5 to 1, in addition to other customary restrictive covenants. As defined in the agreement, we had a net Debt-to-EBITDA ratio of 0.97 and a fixed charge coverage ratio of 5.35 as of Dec 31, 2018. As of Dec 31, 2018, there were $0.5M of standby letters of credit issued under the agreement. (2) Represents subsidiary uncommitted lines of credit & overdraft facilities, which total $319.9M. Total subsidiary borrowings are limited to $300M due to restrictions in our Revolving Credit Facility, with the exception of Q3 when subsidiary borrowings are limited to $600M. January 2019 20 ManpowerGroup

ManpowerGroup 2018 2018 Fourth Second Quarter Quarter Results Results Global Recruiter Summit First Quarter 2019 Outlook Revenue Total Down 10-12% (Down 3-5% CC) Americas Down 3-5% (Flat/Up 2% CC) Southern Europe Down 10-12% (Down 3-5% CC) Northern Europe Down 16-18% (Down 8-10% CC) APME Down 6-8% (Flat/Down 2% CC) Right Management Down 5-7% (Down 1-3% CC) Gross Profit Margin 15.9 – 16.1% Operating Profit Margin 2.8 – 3.0% Tax Rate 37.0% EPS $1.30 – $1.38 (unfavorable $0.13 currency) January 2019 21 ManpowerGroup

ManpowerGroup 2018 2018 Fourth Second Quarter Quarter Results Results Global Recruiter Summit Key Take Aways Fourth quarter results reflect the continued sluggish economic environment in Europe. We continue to execute on our strategic priorities while managing costs and productivity. Implementation of leading technology continues to be a priority throughout our global operations. Our global footprint, portfolio of services and emerging markets strength provide strong growth opportunities in the current environment demonstrating the value of our diversification. . Our people are the reason we have been named one of Fortune Magazine’s World’s Most Admired Companies for the 17th time. January 2019 22 ManpowerGroup